UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2012

Autobytel Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant

On March 6, 2012, Autobytel Inc. (“Company”) decided to engage Moss Adams LLP (“Moss Adams”) as its new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2012, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ending March 31, 2012.  During the fiscal years ended December 31, 2010 and 2011 and any subsequent interim period preceding Moss Adams’ engagement, the Company has not consulted with Moss Adams regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

On March 7, 2012, the Company notified Ernst & Young LLP (“E&Y”) that E&Y was dismissed as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2012.  The reports issued by E&Y on the Company’s financial statements for the fiscal years ended December 31, 2010 and December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2010 and 2011 and any subsequent interim period preceding the dismissal of E&Y as the Company's independent registered public accounting firm, there were no (i) disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference thereto in its report on the Company’s financial statements for those years; or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Board of Directors of the Company approved the decision to change independent registered public accounting firms and to engage Moss Adams.

The Company provided E&Y with a copy of the foregoing disclosures and requested a letter addressed to the Securities and Exchange Commission whether E&Y agrees with the statements made by the Company in response to this item and, if not, stating the respects in which E&Y does not agree.  A copy of E&Y’s letter dated March 9, 2012 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

        (d) Exhibits

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 9, 2012

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 9, 2012
Autobytel Inc.

By:	/s/ Glenn E. Fuller
Glenn E. Fuller
Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 9, 2012

4